Exhibit 10.15

AMENDMENT TO CHANGE IN CONTROL AGREEMENT

THIS AMENDMENT is made this         day of                  , 20         by and between H.B. FULLER COMPANY, a Minnesota corporation (the “Company”), and                  (the “Executive”).

W I T N E S S E T H:

WHEREAS, the Company and the Executive have heretofore entered into a Change In Control Agreement, dated                , 2007 (the “Agreement”);

WHEREAS, the Company and the Executive wish to amend the Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises, and of the mutual covenants hereinafter set forth, the parties agree that the Agreement is hereby amended as follows:

1.    DEFINITION OF CHANGE IN CONTROL. Effective as of the date of this Amendment, Section 1(b)(i) of the Agreement is amended by replacing the number “15%” with the number “30%.”

2.    SAVINGS CLAUSE. Save and except as hereinabove expressly amended, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have executed this instrument as of the date first written above.

H.B. FULLER COMPANY

By:
President and Chief Executive Officer

[Executive]